Summary Prospectus     May 22, 2017

NASDAQ (Ticker Symbol): LRGE

CLEARBRIDGE

LARGE CAP GROWTH ESG ETF

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s Statement of Additional Information and shareholder reports, online at http://www.leggmason.com (click on the name of the fund). You can also get this information at no cost by calling the fund at 888-386-5535 or by sending an e-mail request to prospectus@leggmason.com, or from your financial professional. The fund’s Prospectus, dated May 22, 2017 and as may be amended or supplemented, and the fund’s Statement of Additional Information, dated May 22, 2017 and as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment objective

ClearBridge Large Cap Growth ESG ETF (the “fund”) seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59
Distribution and/or service (12b-1) fees	0.00
Other expenses[1]	None
Total annual fund operating expenses	0.59

[1]	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares ($)
	1 year	3 years
ClearBridge Large Cap Growth ESG ETF	60	189

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal investment strategies

Under normal circumstances, the fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and environmental, social and governance (“ESG”) criteria. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Growth Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of March 31, 2017, the largest market capitalization of a company in the Index was approximately $753.7 billion and the

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median market capitalization of a company in the Index was approximately $9.42 billion. The fund may also invest in companies that the subadviser believes are making substantial progress toward becoming a leader in ESG policies. The fund’s investment strategy focuses on consistent growth of capital while managing volatility.

Determination of a company’s ESG standards is based on the subadviser’s proprietary research approach. The subadviser will exercise judgment to determine ESG best practices based on its twenty-five year history of managing ESG investment strategies through an established proprietary process. The subadviser utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company. The subadviser seeks to invest over the long term in large-capitalization companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. The subadviser seeks to invest in leadership companies where the portfolio managers believe the market price underestimates the magnitude of future growth. Leadership may be assessed both quantitatively and qualitatively. The subadviser seeks to select securities of companies that are category leaders with characteristics to sustain that position and grow market share consistently. The subadviser performs rigorous analysis to understand company fundamentals, key competitive dynamics and industry structure with the belief that the best business models win over time. The subadviser seeks to identify social or economic trends that will have an impact on the economy as a whole to support multi-year investment opportunities, allowing for compounding of earnings and cash flow. The subadviser seeks companies with self-funding business models with significant recurring revenue and businesses with the ability to generate superior free cash flow over time. In addition, the subadviser takes a disciplined approach to valuation and stress tests the sustainability of profitability and growth. The subadviser will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability.

The subadviser will utilize fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the subadviser’s expectations, multiple comparisons and scenario analysis.

It is also the subadviser’s intention to engage and encourage management to improve in certain ESG areas identified by the subadviser through the sector analysts’ lead engagements.

The subadviser will sell a security if the issuer no longer meets its financial or ESG criteria. In addition, the subadviser will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have

ClearBridge Large Cap Growth ESG ETF	3

deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer considered by the subadviser to be a more attractive alternative.

The fund emphasizes investments in equity securities or related instruments of U.S. large-capitalization companies; however, it may invest in equity securities of foreign issuers with similar characteristics.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business, elect not to transact with the fund, or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or the fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

ESG investment strategy risk. The fund’s ESG investment strategy may limit the types and number of investment opportunities available to the fund and, as a result, may underperform funds that are not subject to such criteria. The fund’s ESG investment strategy may result in the fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

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Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and

ClearBridge Large Cap Growth ESG ETF	5

other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund. Furthermore, the implementation of the fund’s investment strategies is subject to a number of constraints, which could also adversely affect the fund’s value or performance.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Trading issues risk. Trading in shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These risks are discussed in more detail in the fund’s Prospectus or in the Statement of Additional Information (“SAI”).

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in the fund’s Prospectus. The performance information will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.

6	ClearBridge Large Cap Growth ESG ETF

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”)

Portfolio managers: Peter Bourbeau (a Managing Director and Portfolio Manager of ClearBridge), Mary Jane McQuillen (a Managing Director, Portfolio Manager and the Head of Environmental, Social and Governance Investment of ClearBridge) and Margaret Vitrano (a Managing Director and Portfolio Manager of ClearBridge). Mr. Bourbeau, Ms. McQuillen and Ms. Vitrano have been portfolio managers for the fund since May 2017.

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Unit aggregations. Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ClearBridge Large Cap Growth ESG ETF	7

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